SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2015

Perfumania Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Sawgrass Drive, Suite 2 Bellport, NY 11713
(Address of Principal Executive Offices)(Zip Code)

(631) 866-4100
(Registrant's telephone number, including area code)

_________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 22, 2015, Mr. Rafael Villoldo, a Vice President of Perfumania Holdings, Inc. ("PERF" or the "Company"), notified the Company that he will resign from the Company effective July 31, 2015. Mr. Villoldo's decision to resign did not involve any disagreement with the Company, the Company's management or the Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.
Date: July 22, 2015	By: /s/ Donna L. Dellomo Donna L. Dellomo Vice President and Chief Financial Officer